Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into and made effective as of [*], 2026, between Lianhe Sowell International Group Ltd 联合索威尔国际集团有限公司, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I. DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Applicable Laws” shall have the meaning ascribed to such term in Section 3.1(oo).

“Authorizations” shall have the meaning ascribed to such term in Section 3.1(oo).

“BHCA” shall have the meaning ascribed to such term in Section 3.1(mm).

“Board of Directors” means the board of directors of the Company.

“BSA/PATRIOT Act” shall have the meaning ascribed to such term in Section 3.2(e).

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or Canada, or any day on which banking institutions in the State of New York or the City of Calgary are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the first (1st) Trading Day following the date hereof (or the second (2nd) Trading Day following the date hereof if this Agreement is signed on a day that is not a Trading Day or after 4:00 p.m. (New York City time) and before midnight (New York City time) on a Trading Day).

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Company Auditors” means each of WWC P.C. and EliteCPA P.C., the independent registered public accounting firms of the Company.

“Company Cayman Counsel” means Ogier.

“Company PRC Counsel” means Guangdong Xinchu Law Firm.

“Company U.S. Counsel” means Robinson & Cole LLP.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“DVP” shall have the meaning ascribed to such term in Section 2.1.

“DWAC” shall have the meaning ascribed to such term in Section 2.2(a) (vi).

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval System.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(zz).

“ERISA” shall have the meaning ascribed to such term in Section 3.2(g).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(u).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (i) Ordinary Shares, restricted share units, or options, including the Ordinary Shares underlying the restricted share units or options, to employees, officers, directors, or consultants of the Company pursuant to any share or option plan or arrangement duly adopted for such purpose, under applicable securities laws, (ii) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price, or conversion price of such securities (other than in accordance with the terms of such outstanding securities, or in connection with share splits or combinations) or to extend the term of such securities, and (iii) securities issued pursuant to merger, acquisition, or strategic transactions in compliance with applicable securities laws, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, and provided, further that any such issuance shall only be to a Person that (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company, or an owner of an asset in a business synergistic with the business of the Company and in which the Company receives benefits in addition to any investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(mm).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(k).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(zz).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(cc).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(r).

“IT Systems and Data” shall have the meaning ascribed to such term in Section 3.1(ss).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right, or other restrictions.

“Lock-Up Agreements” means the lock-up agreements, dated as of the date hereof and executed by each executive officer and director of the Company, in the form of Exhibit B attached hereto.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(d).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(p).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(nn).

“Non-cooperative Jurisdiction” shall have the meaning ascribed to such term in Section 3.2(f).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(kk).

“Offering” means the offering of the Securities hereunder.

“Ordinary Shares” means the Class A ordinary shares of the Company, par value $0.0016 per share.

“Ordinary Share Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred shares, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“Per Unit Purchase Price” equals $[*], subject to adjustment for reverse and forward share splits, share dividends, share subdivisions, share consolidations, share combinations, and other similar transactions affecting the Ordinary Shares that occur after the date of this Agreement and before the Closing Date but shall in no event be lower than the par value per Ordinary Share.

“Person” means an individual or corporation, partnership, trust, incorporated, or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

“Placement Agent” means R. F. Lafferty & Co., Inc.

“Placement Agency Agreement” means that certain Placement Agency Agreement by and between the Company and the Placement Agent, dated as of the date hereof.

“Preliminary Prospectus” means the preliminary prospectus included in the Registration Statement at the time the Registration Statement is declared effective.

“Pre-Settlement Period” shall have the meaning ascribed to such term in Section 2.1.

“Pre-Settlement Shares” shall have the meaning ascribed to such term in Section 2.1.

“Proceeding” means an action, claim, suit, investigation, or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing against or affecting the Company or any of its respective properties before or by any court, arbitrator, governmental, or administrative agency or regulatory authority (federal, state, county, local, or foreign).

“Prospectus” means the final prospectus filed with respect to the Registration Statement.

“Purchaser” shall have the meaning ascribed to such term in the Preamble.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” means the Company’s registration statement on Form F-1 (File No. 333-298425).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(g).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Sanctioned Person” shall have the meaning ascribed to such term in Section 3.2(e).

“Sanctions” shall have the meaning ascribed to such term in Section 3.2(e).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(j).

“Securities” means the Units, the Shares, the Warrants, and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Class A Ordinary Shares issued to each Purchaser pursuant to this Agreement.

“Shell Bank” shall have the meaning ascribed to such term in Section 3.2(e).

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Ordinary Shares).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any significant subsidiary of the Company as set forth in the SEC Reports and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Lock-Up Agreements, and the Placement Agency Agreement, including all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Transhare Corporation, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Units” means the securities of the Company, with each Unit consisting of one Ordinary Share and three Warrants.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.11(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Ordinary Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of an Ordinary Share for such date (or the nearest preceding date) on the Trading Market on which the Ordinary Shares are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, NY time) to 4:02 p.m. (New York, NY time)), (ii) if the OTCQB or OTCQX is not a Trading Market, the volume weighted average price of an Ordinary Share for such date (or the nearest preceding date) on the OTCQB or OTCQX, (iii) if Ordinary Shares are not then listed or quoted for trading on the OTCQB or OTCQX and if prices for Ordinary Shares are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per Ordinary Share so reported, or (iv) in all other cases, the fair market value per Ordinary Share as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Ordinary Share purchase warrants delivered to each Purchaser at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be in the form of Exhibit A attached hereto.

“Warrant Shares” means the Ordinary Shares issuable upon exercise of the Warrants.

ARTICLE II. PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each of the Purchasers, severally and not jointly, agrees to purchase, the Unites consisting of the Shares and the corresponding Warrants subscribed for by such Purchaser as set forth in the signature pages hereto. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for “Delivery Versus Payment” (“DVP”) settlement with the Company or its designee. The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur remotely via the electronic exchange of documents and signatures or such other location as the parties shall mutually agree. Unless otherwise directed by the Placement Agent, settlement of the Shares shall occur via DVP (i.e., on the Closing Date, the Company shall issue the Shares registered in the respective Purchasers’ names and addresses and released by the Transfer Agent directly to the account(s) at the Placement Agent identified by each Purchaser; upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the applicable Purchaser, and payment therefor shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company). Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement by the Company and an applicable Purchaser, through, and including the time immediately prior to the Closing (the “Pre-Settlement Period”), such Purchaser sells to any Person all, or any portion, of the Shares to be issued hereunder to such Purchaser at the Closing (collectively, the “Pre-Settlement Shares”), such Purchaser shall, automatically hereunder (without any additional required actions by such Purchaser or the Company), be deemed to be unconditionally bound to purchase, such Pre-Settlement Shares at the Closing; provided that the Company shall not be required to deliver any Pre-Settlement Shares to such Purchaser prior to the Company’s receipt of the purchase price of such Pre-Settlement Shares hereunder; and provided, further that the Company hereby acknowledges and agrees that the foregoing shall not constitute a representation or covenant by such Purchaser as to whether or not during the Pre-Settlement Period such Purchaser shall sell any Ordinary Shares to any Person and that any such decision to sell any Ordinary Shares by such Purchaser shall solely be made at the time such Purchaser elects to effect any such sale, if any. Unless otherwise directed by the Placement Agent, as soon as reasonably practicable after the Closing Date, the Warrants shall be issued to each Purchaser in originally signed form.

2.2 Deliveries.

(a) On or prior to the Closing Date (except as indicated below), the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion and negative assurance letter of Company Cayman Counsel, in form and substance reasonably satisfactory to the Placement Agent, directed to the Placement Agent and the Purchasers;

(iii) a legal opinion and negative assurance letter of Company U.S. Counsel, in form and substance reasonably satisfactory to the Placement Agent, directed to the Placement Agent and the Purchasers;

(iv) a legal opinion and negative assurance letter of Company PRC Counsel, in form and substance reasonably satisfactory to the Placement Agent, directed to the Placement Agent and the Purchasers;

(v) the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(vi) subject to the penultimate sentence of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to each Purchaser’s Subscription Amount divided by the Per Unit Purchase Price, registered in the name of such Purchaser;

(vii) a signed Warrant registered in the name of each Purchaser to purchase up to a number of Ordinary Shares equal to 300% of the Purchaser’s Shares, with an exercise price equal to $[*], subject to adjustment therein;

(viii) Lock-Up Agreements executed by each executive officer and director of the Company;

(ix) an Officer’s Certificate, in form and substance reasonably satisfactory to the Placement Agent;

(x) a Director’s Certificate, in form and substance reasonably satisfactory to the Placement Agent;

(xi) a good standing certificate or its equivalent of the Company, dated as of a date within thirty (30) days of the Closing Date;

(xii) comfort letters from each of the Company Auditors containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, addressed to the Placement Agent and in form and substance satisfactory in all respects to the Company and to the auditors of the Company; and

(xiii) the Preliminary Prospectus and the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount, which shall be made available for DVP settlement with the Company or its designees.

2.3 Closing Conditions.

(a) Subject to Section 5.21 below, as applicable, the obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless such representation or warranty is as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants, and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) Subject to Section 5.21 below, as applicable, the respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless such representation or warranty is as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants, and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Ordinary Shares shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change (excluding volatility) in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that the following is true and correct as of the date hereof, and will be true and correct as of the Closing Date:

(a) Registration Matters. The Company has filed with the Commission the Registration Statement under the Securities Act, which was originally filed on August 19, 2026 and declared effective on [*], 2026 for the registration of the Securities under the Securities Act. Following the determination of pricing among the Company and the Purchasers introduced to the Company by the Placement Agent, the Company will file with the Commission pursuant to Rules 424(b) and 430A under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a final prospectus relating to the placement of the Securities, their respective pricings and the plan of distribution thereof and will advise the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement at the time of effectiveness is hereinafter called the “Preliminary Prospectus”; and the final prospectus, in the form in which it will be filed with the Commission pursuant to Rules 424(b) and/or 430A (including the Preliminary Prospectus as it may be amended or supplemented) is hereinafter called the “Prospectus.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Rules and Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). Any reference in this Agreement to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), if any, which were or are filed under the Securities Exchange Act, at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth,” or “stated” in the Registration Statement, the Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, as the case may be. As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Preliminary Prospectus, any securities purchase agreement between the Company and the Purchasers, the final terms of the Offering provided to the Purchasers (orally or in writing) and any issuer free writing prospectus as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package. The term “any Prospectus” shall mean, as the context requires, the Preliminary Prospectus, the Prospectus, and any supplement to either thereof. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Preliminary Prospectus or any prospectus supplement or intends to commence a Proceeding for any such purpose.

(b) Assurance. The Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Disclosure Package and the Prospectus, each as of its respective date, complies or will comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Time of Sale Disclosure Package and the Prospectus, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Time of Sale Disclosure Package or the Prospectus), in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for this Agreement and the Transaction Documents, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement and the Transaction Documents, there are no contracts or other documents required to be described in the Time of Sale Disclosure Package or the Prospectus, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) Subsidiaries. All of the Subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the share capital or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(d) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor in default of any of the provisions of its respective certificate or articles of incorporation, bylaws, or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity, or enforceability of this Agreement, the Transaction Documents, or any other agreement or instrument relating to the Offering, (ii) a material adverse effect on the results of operations, assets, business, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement, any Transaction Document, or the transactions contemplated under the Preliminary Prospectus (any of (i), (ii), or (iii), a “Material Adverse Effect”); provided that a change in the market price or trading volume of the Ordinary Shares alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect. No Proceeding has been instituted in any such jurisdiction revoking, limiting, or curtailing or seeking to revoke, limit, or curtail such power and authority or qualification.

(e) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, Transaction Documents and the Time of Sale Disclosure Package and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement, the Transaction Documents and the Time of Sale Disclosure Package by the Company and the consummation by it of the transactions contemplated hereby and thereby and under the Preliminary Prospectus have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors, or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(f) No Conflicts. The execution, delivery, and performance by the Company of this Agreement and each Transaction Document and the transactions contemplated hereby, thereby and pursuant to the Time of Sale Disclosure Package, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution, or similar adjustments, acceleration, or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt, or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree, or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(g) Filings, Consents, and Approvals. The Company is not required to obtain any consent, waiver, authorization, or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, or other governmental authority or other Person in connection with the execution, delivery, and performance by the Company of this Agreement and the transactions contemplated by the Time of Sale Disclosure Package, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus and such other filings as are required to be made under applicable state securities laws, (iii) the notice and/or application(s) to each applicable Trading Market for the listing of the Shares and the Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing with the CSRC within three business days after the completion of the issuance and sale of the Securities and (v) filings required by the Financial Industry Regulatory Authority, Inc. (collectively, the “Required Approvals”).

(h) Issuance of the Securities; Qualification; Registration.

(i) The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and shall not be subject to preemptive or similar rights of shareholders. The Warrants when paid for and issued in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and shall not be subject to preemptive or similar rights of shareholders. The Company has reserved from its duly authorized share capital the maximum number of Ordinary Shares issuable pursuant to this Agreement and the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).

(ii) The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on [*], 2026, including the Preliminary Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Preliminary Prospectus or the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective as determined under the Securities Act, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, at the time the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Any reference herein to the Preliminary Prospectus and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any “amendment” or “supplement” with respect to any of the Preliminary Prospectus and the Prospectus shall be deemed to refer to and include (i) the filing of any document with the Commission incorporated or deemed to be incorporated therein by reference after the date of filing of such Preliminary Prospectus or Prospectus and (ii) any such document so filed.

All references in this Agreement to the Registration Statement, the Preliminary Prospectus, or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission on EDGAR.

(i) Capitalization. The equity capitalization of the Company is as set forth in the Registration Statement and the SEC Reports as of the dates indicated therein. The Company has not issued any share capital since its most recently filed or furnished periodic report under the Exchange Act, other than pursuant to the exercise of stock options or vesting and settlement of restricted share units under the Company’s share option plans, the issuance of Ordinary Shares to employees pursuant to the Company’s share option plans, and pursuant to the conversion and/or exercise of Ordinary Share Equivalents outstanding as of the date of the most recently filed or furnished periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Time of Sale Disclosure Package or the Prospectus. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities, rights, or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or the share capital of any Subsidiary, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Ordinary Share Equivalents or the share capital of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue Ordinary Shares or other securities to any Person (other than the Purchasers and the Placement Agent) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the outstanding shares of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws where applicable, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any shareholder of the Company, the Board of Directors, or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements, or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(j) Reports. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Time of Sale Disclosure Package, Preliminary Prospectus and the Prospectus and any prospectus supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension (or waiver from the Commission) of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) Financial Statements. The consolidated financial statements of the Company, including the notes thereto, included or incorporated by reference in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The selected financial data set forth under the caption “Selected Financial Data” in the SEC Reports fairly present, on the basis stated in such SEC Reports, the information included therein. The agreements and documents described in the Registration Statement and the SEC Reports conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the rules and regulations thereunder to be described in the Registration Statement, Time of Sale Disclosure Package, the Prospectus or the SEC Reports or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement or the SEC Reports, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental, cybersecurity and data privacy laws and regulations.

(l) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Registration Statement and the Prospectus, (i) there has been no event, occurrence, or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed, or made any agreements to purchase or redeem any shares of its share capital, and (v) the Company has not issued any equity securities to any officer, director, or Affiliate, except pursuant to existing Company equity incentive plans, or in connection with the prior offerings of the Company’s securities in which certain officers, directors and Affiliates have participated. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence, or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, prospects, properties, operations, assets, or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(m) Litigation. There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement, the Transaction Documents and the transactions contemplated pursuant to the Time of Sale Disclosure Package or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, which could result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is no pending or contemplated, any investigation or informal inquiry by the Commission or its staff involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(n) Labor Relations. (1) No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. (2) No executive officer of the Company or any Subsidiary, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. (3) To the Company’s knowledge, (a) no allegation of sexual harassment, sexual misconduct or discrimination, whether such discrimination arises from race, ethnic background, sex, gender status, age or otherwise (“Misconduct”) has been made involving any current or former director, officer, employee or independent contractor of the Company or any of its Subsidiaries, (b) neither the Company nor any of its Subsidiaries have entered into any settlement agreements related to allegations of Misconduct by any current or former director, officer, employee, or independent contractor of the Company or any of its Subsidiaries. (4) The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local, and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment, and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Compliance. In addition to Section 3.1(n), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan, or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator, or governmental authority, or (iii) is or has been in violation of any law, statute, rule, ordinance, or regulation of any governmental authority, including without limitation all foreign, federal, state, and local laws relating to unfair trade practice laws and rules and foreign equivalents, taxes, occupational health and safety and product quality matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(p) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local, or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not or could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit. The disclosures in the Registration Statement concerning the effects of federal, state, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects. The Company is and has been in material compliance with any term of any such Material Permits, except for any violations which would not reasonably be expected to have a Material Adverse Effect. The Company has not received notice of any Proceeding from any governmental authority or third party alleging that any product, operation or activity is in violation of any applicable laws or regulations or Material Permits or has any knowledge that any such entity or third party is considering any such Proceeding, nor, to the Company’s knowledge, has there been any material noncompliance with or violation of any applicable laws or regulations by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any governmental authority.

(q) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state, or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(r) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, a notice (written or otherwise) of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) [Reserved].

(t) Transactions With Affiliates and Employees. Except as set forth in the Time of Sale Disclosure Package and the Prospectus, none of the executive officers or directors of the Company or any Subsidiary and, to the knowledge of the Company or any Subsidiary, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any executive officer, director, or such employee or, to the knowledge of the Company, any entity in which any executive officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member, or partner, in each case in excess of one hundred twenty thousand dollars ($120,000) other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) other employee benefits, including stock option agreements under any stock option plan or similar of the Company.

(u) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as disclosed in the Time of Sale Disclosure Package or the Prospectus, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with applicable securities laws and GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and the Subsidiaries.

(v) Certain Fees. Except for fees payable to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor, or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(v) that may be due in connection with the transactions contemplated by the Transaction Documents.

(w) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be, or be an Affiliate of, as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(x) Registration Rights. Other than to each of the Purchasers pursuant to this Agreement and the Placement Agent, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(y) Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act. The Company has not received any notice from the Commission that it is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as otherwise disclosed in the Time of Sale Disclosure Package or the Prospectus, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Ordinary Shares are currently eligible for electronic transfer through The Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to The Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(z) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(aa) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor, to its knowledge, any other Person acting on its behalf (other than the Placement Agent, as to whom the Company makes no representation or warranty) has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes material, non-public information which is not otherwise disclosed in the Preliminary Prospectus and/or the Prospectus. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its businesses and the transactions contemplated hereby, including pursuant to the SEC Reports, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve (12) months preceding the date of this Agreement taken as a whole did not contain, at their respective times of issuance, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(bb) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf (other than the Placement Agent, as to whom the Company makes no representation or warranty) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this Offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(cc) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements, and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The Company is not in default with respect to any Indebtedness. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of fifty thousand dollars ($50,000) (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements, and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of One Hundred Thousand Dollars ($100,000) due under leases required to be capitalized in accordance with GAAP.

(dd) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries (i) have made or filed all United States federal, state and local income and franchise taxes and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) have set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ee) Foreign Corrupt Practices; Criminal Acts. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the FCPA. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company (acting in such capacity) or any other person acting on behalf of the Company (acting in such capacity), has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might reasonably have been expected to have had a Material Adverse Effect, (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company, (iv) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation, (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, or (vi) received notice of any investigation, proceeding or inquiry by any Governmental Entity (as defined hereinafter) regarding any of the matters in clauses (i)-(v) above; and to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ff) [Reserved].

(gg) Accountants. The Company’s independent registered public accounting firms are set forth in the Prospectus. To the knowledge of the Company, each of such accounting firms (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ended March 31, 2026.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii) Acknowledgment Regarding Purchasers’ Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.13 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Ordinary Shares, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to the Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf (other than the Placement Agent, as to whom the Company makes no representation or warranty) has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(kk) Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee, or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll) U.S. Real Property Holding Corporation. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon Purchaser’s request.

(mm) Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(nn) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable United States federal and state and foreign money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo) Regulatory. Except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, as applicable, the Company (i) is and at all times has been in material compliance with all applicable statutes, rules, and regulations applicable to the ownership, testing, development, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export, or disposal of any product developed or distributed by the Company including, without limitation and if applicable, the California Information Practices Act and all other federal, state, and international laws and regulations governing the collection, use, retention, disclosure, sharing and security of data relevant to the Company, and laws relating to the liability of providers of online services and products for activities of users within the United States and internationally (collectively, the “Applicable Laws”); (ii) has not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting noncompliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations, and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation arbitration, or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration, or other action threatened; (v) has not received any written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify, or revoke any Authorizations nor is any such limitation, suspension, modification, or revocation threatened; (vi) has filed, obtained, maintained, or submitted all material reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

(pp) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, Time of Sale Disclosure Package and the Prospectus have been made or reaffirmed without a reasonable basis or have been disclosed other than in good faith.

(qq) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, Time of Sale Disclosure Package and the Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(rr) Board of Directors. The Company’s Board of Directors is comprised of the persons identified as directors of the Company in the Registration Statement, Time of Sale Disclosure Package and the Prospectus under the section titled “Management.” The qualifications of the persons serving as board members and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of the Trading Market. At least one member of the Board of Directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the Trading Market. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the Trading Market.

(ss) Cybersecurity. There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors, and any third party data maintained by or on behalf of it), equipment, or technology (collectively, “IT Systems and Data”) that would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (i) the Company and the Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules, and regulations of any court or arbitrator or governmental or regulatory authority, internal policies, and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation, or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy, and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(tt) Compliance with Data Privacy Laws. (i) The Company and the Subsidiaries are, and at all times during the last three (3) years were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations, (collectively, “Privacy Laws”); (ii) the Company and the Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Company provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; and (ii) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Company nor the Subsidiaries (i) to the knowledge of the Company, has received written notice of any actual or potential liability of the Company or the Subsidiaries under, or actual or potential violation by the Company or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

(uu) PRC Representation and Warranties.

(i) Foreign Tax Compliance. Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in PRC, Hong Kong or Cayman Islands to any PRC, Hong Kong or Cayman Islands taxing authority in connection with the issuance, sale and delivery of the Securities, and the delivery of the Securities to or for the account of the Purchasers.

(ii) Compliance with PRC Overseas Investment and Listing Rules and Regulations. Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, each of the Company and its subsidiaries have taken reasonable steps and requisite steps to cause each of the Company’s principal shareholders, directors and officers who is, or directly or indirectly controlled by, a PRC resident or citizen, to comply with any applicable rules and regulations of relevant PRC government agencies in effect on the applicable Closing Date (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the CSRC, and the State Administration of Foreign Exchange (“SAFE”)) relating to overseas investment by PRC residents and citizens (collectively, the “PRC Overseas Investment and Listing Rules and Regulations”), including, without limitation, taking reasonable steps to require each such person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen, to complete any registration, to timely report material changes, and to complete other procedures required by any relevant PRC government agencies under any applicable PRC Overseas Investment and Listing Rules and Regulations.

(iii) M&A Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration for Market Regulation, the CSRC and SAFE on August 8, 2006, and amended on June 22, 2009 (the “M&A Rules”) and any official clarifications, guidance, interpretations, implementation rules, revisions in connection with or related thereto, in particular the relevant provisions thereof that purport to require offshore special purpose vehicles formed for the purpose of obtaining a stock exchange listing outside of the PRC and controlled directly or indirectly by companies or natural persons of the PRC, to obtain the approval of the CSRC prior to the listing and trading of their securities on a stock exchange located outside of the PRC; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and based on such legal advice, the Company confirms with the Placement Agent:

(A) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement are not and will not be, as of the date hereof or at the Closing Date, materially affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules as amended as of the date hereof (collectively, the “M&A Rules and Related Clarifications”).

(B) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, as of the date hereof, the M&A Rules and Related Clarifications did not and do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Securities, the listing and trading of the Ordinary Shares on the Nasdaq Capital Market, or the consummation of the transactions contemplated by this Agreement.

(iv) CSRC Overseas Offering and Listing Rules. The Company is subject to the approval, filing or other requirements of the CSRC in connection with this Offering and is required to go through filing procedures with the CSRC within three business days after the completion of the Offering in connection with the Registration Statement under the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies released by the CSRC on February 17, 2023 and effective as of March 31, 2023, and its No. 1 to No. 5 Supporting Guidance Rules, the Notes on the Trial Measures, the Notice on Administration Arrangements for the Filing of Overseas Listings by Domestic Companies and the relevant CSRC Answers to Reporter Questions (collectively, the “CSRC Overseas Offering and Listing Rules”).

(vv) Home Country Practice. The Company has elected to be governed by home country rules, such that Nasdaq Listing Rule 5635(d) will not apply to the Company, and has notified Nasdaq of its intention to be subject to home country rules in lieu of Nasdaq Listing Rule 5635(d).

(ww) Foreign Private Issuer Status. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(xx) Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, its subsidiaries, or any of their respective family members, except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(yy) Disclosures in Registration Statement.

(i) Compliance with Securities Act and 10b-5 Representation.

(A) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations. Each Preliminary Prospectus delivered to the Placement Agent for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(B) Neither the Registration Statement nor any amendment thereto, at its respective effective time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information (as defined below).

(C) The Time of Sale Disclosure Package, at the Closing Date, did not, does not, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Preliminary Prospectus, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent expressly for use in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of Placement Agent consists solely of the following disclosure contained in the following paragraphs in the “Plan of Distribution” section of the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, or the Prospectus: (i) the names of the Placement Agent, (ii) the third and the fourth paragraphs of the section, and (iii) the information under the subsection “Electronic Offer, Sale and Distribution of Class A Ordinary Shares.” (the “Placement Agent’s Information”).

(D) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the Closing Date, if any, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

(ii) Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Time of Sale Disclosure Package, and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Rules and Regulations to be described in the Registration Statement, the Time of Sale Disclosure Package, and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (w) for such agreements or instruments for enforceability of which would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in material default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a material default thereunder, except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, or which would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, except such violations which would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(iii) Prior Securities Transactions. Since the beginning of the last three full fiscal years, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Preliminary Prospectus.

(iv) Regulations. The disclosures in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus concerning the effects of federal, state, local and foreign laws, rules and regulations relating to the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus which are not so disclosed.

(v) No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Time of Sale Disclosure Package, any Issuer Free Writing Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act.

(zz) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all applicable federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(aaa) Export and Import Laws. The Company, and, to the Company’s knowledge, each of its Affiliates, and any director, officer, agent or employee of, or other person associated with or acting on behalf of the Company, has acted at all times in compliance with applicable Export and Import Laws (as defined below) and there are no claims, complaints, charges, investigations or proceedings pending or expected or, to the knowledge of the Company, threatened between the Company or any of its Subsidiaries and any governmental authority under any Export or Import Laws. The term “Export and Import Laws” means the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Act of 1979, as amended, the Export Administration Regulations, and all other laws and regulations of the United States government regulating the provision of services to non-U.S. parties or the export and import of articles or information from and to the United States of America, and all similar laws and regulations of any foreign government regulating the provision of services to parties not of the foreign country or the export and import of articles and information from and to the foreign country to parties not of the foreign country.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company, or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company, or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof or thereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

(c) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management, and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment in the Securities. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(e) Sanctioned Persons; BSA/PATRIOT Act. Such Purchaser is not owned or controlled by or acting on behalf of (in connection with this Agreement), a Sanctioned Person. Such Purchaser is not an institution that accepts currency for deposit and that (i) has no physical presence in the jurisdiction in which it is incorporated or in which it is operating and (ii) is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “Shell Bank”) or providing banking services to a Shell Bank. Such Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Such Purchaser also represents that, to the extent required by applicable law, it maintains, either directly or through the use of a third-party administrator, policies, and procedures reasonably designed for the screening of any investors in the Purchaser against Sanctions-related lists of blocked or restricted persons. Such Purchaser further represents and warrants that (A) the funds held by Such Purchaser and used to purchase the Securities were not directly or indirectly derived from or related to any activities that may contravene U.S. federal, state, or non-U.S. anti-money laundering, anti-corruption, or Sanctions laws and regulations or activities that may otherwise be deemed criminal and (B) any returns from Such Purchaser’s investment will not be used to finance any illegal activities. For purposes of this Agreement, “Sanctioned Person” means at any time any person or entity with whom dealings are restricted, prohibited, or sanctionable under any Sanctions (as defined below), including as a result of being: (I) listed on any Sanctions-related list of designated or blocked or restricted persons; (II) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region); or (III) a relationship of ownership, control, or agency with any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted, or enforced from time to time by (1) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (2) the European Union and enforced by its member states, (3) the United Nations, and (4) the United Kingdom.

(f) Non-cooperative Jurisdiction. Such Purchaser is not owned or controlled by or acting on behalf of (in connection with this Agreement), a person or entity resident in, or whose funds used to purchase the Securities are transferred from or through, a country, territory, or entity that (i) has been designated as non-cooperative with international anti-money laundering or counter terrorist financing principles or procedures by the United States or by an intergovernmental group or organization, such as the Financial Action Task Force, of which the United States is a member; (ii) is the subject of an advisory issued by the Financial Crimes Enforcement Network of the U.S. Department of the Treasury; or (iii) has been designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns (any such country or territory, a “Non-cooperative Jurisdiction”), or an entity or individual that resides or has a place of business in, or is organized under the laws of, a Non-cooperative Jurisdiction.

(g) ERISA. If such Purchaser is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA), or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S., or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, such Purchaser represents and warrants that the acquisition and holding of the Securities will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

(h) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, each Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed, or made any agreement to execute, any purchases or sales, including Short Sales, of the securities of the Company or “derivative” securities based on securities issued by the Company during the period commencing as of the time that such Purchaser first received communications (written or oral) from the Company, the Placement Agent or any other Person representing the Company regarding the Offering and ending immediately prior to execution of this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives involved in the transactions contemplated by this Agreement, including, without limitation, its officers, directors, partners, legal, and other advisors, employees, agents, and Affiliates, in each case involved in the transactions contemplated by this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

(i) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend, or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Documents or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

(f) Ownership of Company Securities. Except as disclosed in writing to the Company as of the date of this Agreement, no Purchaser, any of its Affiliates, or any other Persons whose beneficial ownership of Ordinary Shares would be aggregated with the Purchaser’s for purposes of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, including any “group” of which the Purchaser is a member, directly or indirectly owns, beneficially or otherwise (including solely with respect to an economic interest), any of the outstanding Ordinary Shares, or any other shares, options, warrants, derivative securities, rights or any other securities (including any securities convertible into, exchangeable for or that represent the right to receive securities) of the Company.

(g) Nature of Warrants. The Purchaser acknowledges that the Warrants will be exercisable beginning on the applicable Initial Exercise Date in the Warrants, and that the Warrants shall be subject to the Company complying with applicable rules and regulations of the Trading Market. The Purchaser further acknowledges that while the Company believes the Warrants are compliant with the rules and regulations of the Trading Market, neither the Company nor the Placement Agent provide any representation, warranty or guarantee that the Warrants or, based on the Warrants, the Offering are compliant with such rules and regulations and that the Trading Market may require amendment to the terms of the Warrants in order to comply with its rules and regulations, and the Purchaser covenants and agrees to reasonably cooperate with the Company and the Placement Agent in good faith in connection with any amendment or other action with respect to the Warrants that may be required by the Trading Market in the event that the Warrants are deemed to be non-compliant with such rules and regulations by the Trading Market. The Purchaser further acknowledges that the Warrants will not be listed or quoted for trading on any securities exchange or quotation system and will not be publicly traded.

ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES

4.1 Legends. The Shares, the Warrants, and the Warrant Shares shall be issued free of legends. If at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the sale of the Shares, the Warrants, or the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale of the Securities (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Securities in compliance with applicable federal and state securities laws). The Company shall use commercially reasonable efforts to keep a registration statement (including the Registration Statement) registering the issuance of the Warrant Shares effective during the term of the Warrants.

4.2 Furnishing of Information; Public Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company shall use its commercially reasonable efforts to maintain the registration of the Ordinary Shares under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act, except in the event that the Company consummates: (A) any transaction or series of related transactions as a result of which any Person (together with its Affiliates) acquires then outstanding securities of the Company representing more than fifty percent (50%) of the voting control of the Company; (B) a merger or reorganization of the Company with one or more other entities in which the Company is not the surviving entity; or (C) a sale of all or substantially all of the assets of the Company.

4.3 Integration. The Company shall not sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) furnish a Report on Form 6-K, including the Transaction Documents as exhibits thereto (if the Transaction Documents have not been previously filed with the Registration Statement), with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company, or any of its officers, directors, employees, or agents, including, without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, or any of its officers, directors, agents, or employees, on the one hand, and any of the Purchasers or any of their Affiliates, or the Placement Agent, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing or submission with or to the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the filing or submission of final Transaction Documents with or to the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause.

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the existence of the Offering and the pricing terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes material, non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. To the extent that the Company, or any of its respective officers, directors, agents, or employees delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, or any of its respective officers, directors, agents, or employees, or a duty to the Company, or any of its officers, directors, agents, or employees not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to all applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company, the Company shall simultaneously furnish such material non-public information with the Commission pursuant to a Report on Form 6-K or shall issue a press release containing such material non-public information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes, including working capital, operating expenses and capital expenditures, and shall not use such proceeds: (i) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices or as disclosed in the Registration Statement), (ii) for the redemption of any Ordinary Share or Ordinary Share Equivalents, (iii) for the settlement of any outstanding litigation, or (iv) in violation of FCPA or OFAC regulations.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable and documented attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants, or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties, or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct), the Company will indemnify each Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees), and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, any prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any state securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel, or (z) in such action there is, in the reasonable opinion of counsel a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable actual and documented fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (1) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (2) to the extent, but only to the extent that a loss, claim, damage, or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants, or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred provided, however, that if it is subsequently determined by a final, non-appealable judgment of a court of competent jurisdiction that such Purchaser Party was not entitled to receive such periodic payments, such Purchaser Party shall promptly (but in no event later than five (5) Business Days) return such payments to the Company. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9 Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants, if applicable.

4.10 Listing of Ordinary Shares. For as long as any Warrants are outstanding and exercisable, the Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Ordinary Shares on the Trading Market on which it is currently listed (or another Trading Market), and concurrently with the Closing, the Company shall apply to list all of the Shares and the Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and the Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Ordinary Shares traded on any other Trading Market, it will then include in such application all of the Shares and the Warrant Shares, and will take such other action as is necessary to cause all of the Shares and the Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will use commercially reasonable efforts to maintain the listing and trading of its Ordinary Shares on a Trading Market and will comply in all material respects with the Company’s reporting, filing, and other obligations under the bylaws or rules of the Trading Market. For so long as the Company maintains a listing of its Ordinary Shares on a Trading Market, the Company agrees to use commercially reasonable efforts to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. Notwithstanding the foregoing, this Section 4.10 shall not apply in the event that the Company consummates: (i) any transaction or series of related transactions as a result of which any Person (together with its Affiliates) acquires then outstanding securities of the Company representing more than fifty percent (50%) of the voting control of the Company; (ii) a merger or reorganization of the Company with one or more other entities in which the Company is not the surviving entity; or (iii) a sale of all or substantially all of the assets of the Company.

4.11 Subsequent Equity Sales.

(a) From the date hereof until ninety (90) days after the Closing Date, the Company shall not, without the Placement Agent’s prior written consent, (i) issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any Ordinary Shares or Ordinary Share Equivalents, or (ii) file any registration statement or amendment or supplement thereto, other than filing the final Prospectus, or a registration statement on Form S-8 in connection with any employee benefit plan, as necessary to maintain the effectiveness of existing registration statements which are effective as of the Closing Date.

(b) From the date hereof until one hundred and twenty (120) days after the Closing Date, unless otherwise consented in writing by the Placement Agent, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security (other than in connection with a share split or share dividend or similar event) or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided, however, that any securities issued to other purchasers pursuant to the Prospectus concurrently with any Closing at the Per Unit Purchase Price or pursuant to this Agreement shall not constitute a Variable Rate Transaction. Each Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.12 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition, or voting of Shares or otherwise.

4.13 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives involved in the transactions contemplated by this Agreement). Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty, or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, or any of its respective officers, directors, employees, or agents, including, without limitation, the Placement Agent after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.14 Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information, or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions, and time periods set forth in the Transaction Documents.

4.15 Lock-Up Agreements. The Company shall not amend, modify, waive, or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If the Company becomes aware that any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Lock-Up Agreement.

ARTICLE V. MISCELLANEOUS

5.1 Termination. This Agreement may be terminated with respect to any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party hereto to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes, and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. For the avoidance of doubt, nothing contained herein shall obligate the Company to pay or reimburse for any taxes in respect of any capital gains or other income of any Purchaser.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules hereto, the Preliminary Prospectus, and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits, and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously furnish such notice with the Commission pursuant to a Report on Form 6-K or by issuing a press release containing such material non-public information.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification, or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially, and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger, amalgamation, arrangement or other business combination). No Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (other than by merger, amalgamation, arrangement or other business combination). Any Purchaser may, after the Closing, assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. The Placement Agent shall be the third-party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement, and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, managers, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such Action or Proceeding. The Company hereby appoints Cogency Global Inc. as its agent for service of process in New York. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws, or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The Company or any of their respective properties, assets or revenues does not have any right of immunity under Cayman Islands or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands and New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company, or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company hereby waives such right to the extent permitted by law and hereby consents to such relief and enforcement as provided in this Agreement and the other Transaction Documents.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand, or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand, or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any Ordinary Shares subject to any such rescinded exercise notice concurrently (if such shares were delivered to the applicable Purchaser) with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction, and the holder’s provision of a customary indemnity to the Company and the Transfer Agent. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate. Each party hereto agrees that it shall not have a remedy of punitive or consequential damages against the other and hereby waives any right or claim to punitive or consequential damages it may now have or that may arise in the future.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by, or are required to be refunded, repaid, or otherwise restored to the Company, a trustee, receiver, or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law, or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through legal counsel to the Placement Agent. Legal counsel to the Placement Agent does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations, and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Lianhe Sowell International Group Ltd 联合索威尔国际集团有限公司

By:
Name:	Yue Zhu
Title:	Chief Executive Officer, Director and Chairman of the Board of Directors

Address for Notice:

RM1502, Sannuo Smart Building,

No. 3388 Binhai Ave, Binhai Community,

Nanshan District, Shenzhen, China

With a copy to (which shall not constitute notice):

Robinson & Cole LLP

Chrysler East Building

666 Third Avenue, 20th Floor

New York, NY 10017

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO Lianhe Sowell International Group Ltd

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice): Subscription Amount:

Shares:

Warrant Shares:

Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99% EIN:

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the first (1st) Trading Day following the date of this Agreement (or the second (2nd) Trading Day following the date of this Agreement if this Agreement is signed on a day that is not a Trading Day or after 4:00 p.m. (New York City time) and before midnight (New York City time) on a Trading Day) and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

EXHIBIT A

FORM OF WARRANT TO PURCHASE CLASS A ORDINARY SHARES

EXHIBIT B

FORM OF LOCK-UP AGREEMENT